NEWS
1400 North 14th Street, Arlington, Virginia 22209 USA. Tel. 410-630-1313

For Immediate Release

Champions Biotechnology, Inc. Appoints New Board Members and
Forms Management Team

Arlington, VA, April 1, 2008. Champions Biotechnology, Inc. (OTC Bulletin Board: CSBR), a company engaged in the development of advanced preclinical platforms and tumor specific data to enhance the value of oncology drugs, announced today the appointment of new Board of Directors members and the formation of an experienced management team as it prepares to expand its operations.

Abba David Poliakoff and Ana Stancic were appointed as new independent directors to the Company’s Board, chaired by Dr. David Sidransky. The Board of Directors also established an Audit, Nominations and Corporate
Governance and Compensation Committee. The Company anticipates naming additional independent Board members in the future to properly constitute these committees as part of its growth initiatives and in furtherance of its plans to implement a state of the art corporate governance regime.

The Company also formed a new management team. Douglas D. Burkett, Ph.D. has been appointed to serve as the
Company’s President, Manuel Hidalgo M.D., Ph.D., has been named to serve as the Chief Scientific Officer and
Durwood Settles will serve as the acting Chief Financial Officer. James M. Martell, the Company’s founder and director, has been appointed Chief Administrative Officer and has relinquished the positions of CEO, President and
CFO.

“We are very pleased to have these outstanding individuals join our Board and management team as we grow our preclinical platform and the opportunities that we believe it will create,” stated Dr. David Sidransky, Chairman of the
Board of Champions Biotechnology, Inc. “We are grateful to Dr. Manuel Hidalgo, who has stepped off the Board as a director in order to head up our scientific efforts as Chief Scientific Officer, and thank past Board members, Durwood
Settles and Michael Tomic for their dedicated Board service to the Company. I also look forward to working closely with Dr. Doug Burkett as he leads management to achieve our goal to become the world leader in preclinical platforms and tumor specific data.” concluded Dr. Sidransky.

Douglas D Burkett, Ph.D. commented, “I have collaborated and worked with Dr. David Sidransky for nearly a decade and I’m excited about the opportunity to help implement his vision for Champions to become one of the world’s leading biotech companies. Please review the Company’s new web site at www.championsbiotechnology.com for an overview of our growing business.”

New Board Members:

Abba David Poliakoff is a member of the law firm of Gordon, Feinblatt, Rothman, Hoffberger & Hollander, LLC, in
Baltimore, Maryland, Chairman of the Firm’s Business Department, and a Member of the Firm’s Electronic Discovery
Practice Group. Mr. Poliakoff received his J.D. degree, magna cum laude, in 1977 from the University of Baltimore
Law School, where he was an editor of the University of Baltimore Law Review and Associate Editor of The Forum
Law Journal. After law school, Mr. Poliakoff joined the staff of the U.S. Securities and Exchange Commission in
Washington, D.C., where he became a senior attorney in the Division of Corporation Finance. Mr. Poliakoff is
currently a member of the Maryland State Bar Association’s Business Law Section and former Chair of its Committee on Securities. Formerly he was a member of the Business Regulations Article Review Committee of the Committee

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to Revise the Maryland Annotated Code. He has been listed in Chambers USA, Leading Business Lawyers since its inception in 2003. Mr. Poliakoff is a member of the Board of Directors of the Greater Baltimore Technology Council
(GBTC) and Chair of its Legislative Committee. He is a former Chair of the Maryland Business & Technology
Coalition, member of the Technology Council of Maryland, and member of the MIT Enterprise Forum. Mr. Poliakoff is currently the Chairman of the Maryland Israel Development Center, a joint venture between the State of Israel and the State of Maryland collaborating through the Maryland Department of Business and Economic Development and
the Israeli Ministry of Industry and Trade.

Ana I. Stancic has served since March, 2008 as Chief Financial Officer of Aureon Laboratories Incorporated
("Aureon"), an oncology diagnostic company dedicated to enabling the advancement of predictive and personalized cancer treatment by performing diagnostic reference laboratory and clinical research services. Prior to joining
Aureon, Ms. Stancic was Executive Vice President and Chief Financial Officer at OMRIX Biopharmaceuticals, Inc.
Before joining OMRIX, Ms. Stancic served as Senior Vice President, Finance at ImClone Systems, Inc. (“ImClone”), a
global biopharmaceutical company committed to advancing oncology care, where she was responsible for ImClone’s finance department, information technology and internal audit. Ms. Stancic joined ImClone as Vice President,
Controller and Chief Accounting Officer in 2004. Prior to joining ImClone, she was Vice President and Controller at
Savient Pharmaceuticals, Inc. from 2003 to February, 2004. Ms. Stancic was Vice President and Chief Accounting
Officer at Ogden Corporation from 1999 to 2002 and Regional Chief Financial Officer at OmniCare, Inc. from 1997 to
1999. Ms. Stancic began her career in 1985 at PricewaterhouseCoopers in the Assurance practice where she had responsibility for international and national companies in the pharmaceutical and services industries. Ms. Stancic is a
Certified Public Accountant and holds an M.B.A. degree from Columbia Business School.

New Management Team:

President: Douglas D. Burkett, Ph.D. served as executive consultant to assist the Company in establishing and executing its strategic and business plan prior to becoming President. Dr. Burkett served as Chairman, Chief
Executive Officer and President of Zila, Inc. from 2002 to 2007 and led a strategic transformation of Zila into a cancer detection company. He led the FDA approval, launch and growth of ViziLite Plus, an oral cancer screening product, and the establishment of the first insurance reimbursement for oral cancer screening products in the United States.
Dr. Burkett held several senior positions at Zila from 1995 to 2002; he was responsible for Zila’s technical operations, its manufacturing subsidiary, its Pharmaceuticals business and business development. Early in his career he led the building of a R&D laboratory, pharmaceutical manufacturing facility, compliance unit and regulatory team that achieved a rare “no deficiency” FDA pre approval inspection. Dr. Burkett is the lead inventor in numerous issued and pending patents involving novel methods and drugs for cancer detection. He is quoted in leading publications including the Wall Street Journal regarding his pioneering efforts in early oral cancer detection. Prior to joining Zila,
Dr. Burkett was employed at the Arizona State University Cancer Research Institute where he collaborated with the
National Cancer Institute in synthesizing and performing studies for potential cancer treatment drugs. Prior to his tenure at ASU he researched, developed and manufactured pharmaceutical drugs for a private pharmaceutical company. Dr. Burkett received a B.S. in Chemistry from Missouri Western State College in 1987, and a Ph.D. in
Organic Chemistry from Arizona State University in 1994.

Chief Scientific Officer: Manuel Hidalgo, M.D., Ph.D. served as Director and as Scientific Advisor since June,
2007. Dr. Hidalgo, for the past five years has been an Associate Professor of Oncology at the Sidney Kimmel
Comprehensive Cancer Center, Johns Hopkins University School of Medicine. He is also currently the Director of the
Centro Integral Oncologia "Clara Campal" in Madrid, Spain. Dr. Hidalgo is serving on the Scientific Advisory Boards of private and public companies, including Systems Medicine, Tau Therapeutics, Targeted Molecular Diagnostics and
Monogram Biosciences. Dr. Hidalgo is considered a leading researcher in the field of targeted therapies for the treatment of cancer in patients with solid tumors. Dr. Hidalgo has published over 140 papers in prestigious cancer journals as well as numerous chapters in important text books. He has received numerous awards including an

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AACR Young Investigator Award, an NCI-EORTC fellowship and an ASCO Career Development Award. He has served on the editorial board of the Journal of Clinical Oncology and Clinical Cancer Research and is a Senior Editor
for Molecular Cancer Therapeutics. Dr. Hidalgo has chaired the AACR and ASCO Program Committee in developmental therapeutics on numerous occasions and is frequently invited to speak at major national and international meetings. He chairs the Pancreatic Cancer Research Team, a nonprofit organization focused on clinical trials in pancreatic cancer, and is also a member of the NCI Developmental Therapeutics Study. Dr. Hidalgo is one of
the inventor’s of the BPU sulfur analog compounds that the Company acquired in February 2007.

Chief Administrative Officer: James M. Martell founded the Company in 1985 as a small merger and acquisition public company under the name “International Group, Inc.,” changed in 1986 to “Champions Sports, Inc.” Since then he has served in various capacities as Chairman, President and CEO until 2007 when the Company changed its business direction to focus on biotechnology. Mr. Martell has served as President and CEO of Champions
Biotechnology until March, 2008. Since 2004, he has worked and collaborated with Dr. Sidransky in the development of personalized oncology information panels after his close friend was diagnosed with cancer. Mr. Martell currently administers and oversees all of Champions medical information panels. He was a partner from 1983 to 1987 in
Tomar Associates, a consulting company specializing in European-American joint ventures, venture capital financing, technology transfer, and corporate finance. From 1981 to 1983, Mr. Martell was a partner in International Group, a company involved in promoting national and international business development. He held various administrative positions from 1973 to 1981 with the U.S. Department of Energy. Mr. Martell received a Bachelor of Science degree in Chemistry in 1968 and Master of Science degree in Geochemistry in 1973, from George Washington University.

Chief Financial Officer: Durwood C. Settles served as a Director of the Company from March, 2001 until March,
2008 and has served as Treasurer since June, 2007. Mr. Settles is a Certified Public Accountant in individual practice since 1983. From 1973 to 1982, Mr. Settles was Manager of Special Projects and served on the audit staff with Coopers & Lybrand in Washington, D.C. During the period 1974 to 1986, Mr. Settles was Treasurer or Controller of various national, state, and congressional political campaign organizations. From 1964 to 1973, Mr. Settles was an owner and executive of a private manufacturing and marketing business after serving two years as a Group
Pension Management Assistant and Computer Files Service Supervisor with the Mutual of New York Life Insurance
Company (MONY) in New York. Mr. Settles received a Bachelor of Arts degree in Economics in 1964 from Davidson
College and completed accounting studies in 1973 at George Washington University.

About Champions Biotechnology, Inc.

Champions Biotechnology, Inc. is engaged in the development of advanced preclinical platforms and predictive tumor specific data to enhance and accelerate the value of oncology drugs. Our Preclinical Platform is a novel approach based upon the implantation of primary human tumors in immune deficient mice followed by propagation of the resulting xenografts (Biomerk Tumorgrafts™) in a manner that preserves the biological characteristics of the original human tumor. The Company believes that these Tumorgrafts closely reflect human cancer biology and their response to drugs is more predictive of clinical outcomes in cancer patients.

We leverage our preclinical platform to evaluate drug candidates and to develop a portfolio of novel therapeutic candidates through pre-clinical trials. As drugs progress through this early stage of development, the Company plans to sell, partner or license them to pharmaceutical and/or biotechnology companies, as appropriate. The Company also offers its predictive preclinical platform and tumor specific data to physicians for personalized patient care. In the course of this process, this permits us to evaluate oncology drugs for companies by using models that integrate prognostic testing with biomarker discovery.

Champions Biotechnology is dedicated to enhancing preclinical development tools, accelerating development and valuation of oncology drugs, and advancing personalized treatment with a goal to improve the lives of cancer patients globally.

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This press release contains "forward-looking statements" (within the meaning of the Private Securities Litigation Act of 1995) that inherently involve risk and uncertainties. Champions Biotechnology generally uses words such as
"believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-
looking statements. One should not place undue reliance on these forward-looking statements. The Company’s actual results could differ materially from those anticipated in the forward-looking statements for many unforeseen factors. See Champions Biotechnology’s Form 10-KSB for the fiscal year ended April 30, 2007 for a discussion of such risks, uncertainties and other factors. Although the Company believes the expectations reflected in the forward-
looking statements are reasonable, they relate only to events as of the date on which the statements are made, and
Champions Biotechnology’s future results, levels of activity, performance or achievements may not meet these expectations. The Company does not intend to update any of the forward-looking statements after the date of this press release to conform these statements to actual results or to changes in Champions Biotechnology’s expectations, except as required by law.

CHAMPIONS BIOTECHNOLOGY, INC. web site: www.championsbiotechnology.com

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